SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2002

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On July 18, 2002, we issued a press release reporting 2002 second quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1	Arbitron Inc. News Release dated July 18, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: July 19, 2002	By:	/s/ Dolores L. Cody Dolores L. Cody Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. News Release dated July 18, 2002

#19878

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